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Exhibit 10.40

EXECUTION VERSION

GUARANTY SUPPLEMENT OF ELASTIC THERAPY, LLC

        SUPPLEMENT NO. 1 dated as of March 17, 2011, to the Guaranty dated as of November 20, 2007 among DJO FINANCE LLC (f/k/a REABLE THERAPEUTICS FINANCE LLC), a Delaware limited liability company (the "Borrower"), DJO HOLDINGS LLC (f/k/a REABLE THERAPEUTICS HOLDINGS LLC), a Delaware limited liability company ("Holdings"), the Subsidiaries of Holdings from time to time party hereto and CREDIT SUISSE AG (f/k/a CREDIT SUISSE), as Collateral Agent.

        A.    Reference is made to the Credit Agreement dated as of November 20, 2007 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Holdings, Credit Suisse, as Administrative Agent, Collateral Agent, Swing Line Lender and an L/C Issuer, and each lender from time to time party thereto (collectively, the "Lenders" and individually, a "Lender").

        B.    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guaranty referred to therein.

        C.    The Guarantors, have entered into the Guaranty in order to induce the Lenders to make Loans and the L/C Issuers to issue Letters of Credit. Section 4.14 of the Guaranty provides that any Intermediate Holding Company or additional Restricted Subsidiaries of the Borrower may become Guarantors and, in the case of such Restricted Subsidiaries, Subsidiary Parties under the Guaranty by execution and delivery of an instrument in the form of this Supplement. The undersigned Intermediate Holding Company or Restricted Subsidiary (the "New Guarantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor and, in the case of any such Restricted Subsidiary, a Subsidiary Party under the Guaranty in order to induce the Lenders to make additional Loans and the L/C Issuers to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

        Accordingly, the Collateral Agent and the New Guarantor agree as follows:

        SECTION 1.    In accordance with Section 4.14 of the Guaranty, the New Guarantor by its signature below becomes a Guarantor and a Subsidiary Party, as applicable, with the same force and effect as if originally named therein a Guarantor and a Subsidiary Party, as applicable, and the New Guarantor hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it as a Subsidiary Party and Guarantor, as applicable, thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a "Guarantor" in the Security Agreement shall be deemed to include the New Guarantor. The Guaranty is hereby incorporated herein by reference.

        SECTION 2.    The New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

        SECTION 3.    This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Guarantor and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic transmission (i.e. a "PDF" or a "TIF") shall be as effective as delivery of a manually signed counterpart of this Supplement.

        SECTION 4.    Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect.

        SECTION 5.    THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        SECTION 6.    In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

        SECTION 7.    All communications and notices hereunder shall be in writing and given as provided in Section 4.01 of the Guaranty.

        SECTION 8.    The New Guarantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

[Remainder of Page Intentionally Blank]

        IN WITNESS WHEREOF, the New Guarantor and the Collateral Agent have duly executed this Supplement to the Guaranty as of the day and year first above written.

ELASTIC THERAPY, LLC,
By:	/s/ Donald M. Roberts
	Name:	Donald M. Roberts
	Title:	Executive Vice President
CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Collateral Agent,
By:	/s/ Christopher Reo Day
	Name:	Christopher Reo Day
	Title:	Vice President
By:	/s/ Kevin Buddhdew
	Name:	Kevin Buddhdew
	Title:	Associate

        [DJO Guaranty Supplement—Elastic Therapy, LLC]

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  Exhibit 10.40
GUARANTY SUPPLEMENT OF ELASTIC THERAPY, LLC